UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ADAMIS PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	82-0429727
(State of incorporation)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 310 Del Mar, CA	92130
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Common Stock, par value $0.0001 per share (“Common Stock”)	The NASDAQ Stock Market LLC

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates: 333-192372

Securities to be registered pursuant to Section 12(g) of the Act: None

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ITEM 1. DESCRIPTION OF SECURITIES TO BE REGISTERED.

The Common Stock, par value $0.0001 per share of Adamis Pharmaceuticals Corporation (the “Registrant”) as included under the heading “Description of Securities” in the Registrant’s Prospectus, forming a part of the Registration Statement on Form S-1, as amended (File No. 333-192372), (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Act”) is incorporated by reference herein. In addition, any description of securities contained in a form of prospectus relating to the Registration Statement subsequently filed by the Registrant pursuant to Rule 424(b) under the Act, shall be deemed to be incorporated by reference herein.

ITEM 2. EXHIBITS

Under the Instructions as to Exhibits with respect to Form 8-A, no exhibits are required to be filed, because no other securities of the Registrant are registered on The NASDAQ Stock Market LLC and the securities registered hereby are not being registered pursuant to Section 12(g) of the Exchange Act.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 11, 2013
ADAMIS PHARMACEUTICALS CORPORATION

	By:	/s/ Robert O. Hopkins

	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer